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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: August 1, 2006


                                 Dorman Products, Inc.
              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


      3400 East Walnut Street,
         Colmar, Pennsylvania                               18915
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:        215-997-1800
                                                   ----------------------------

                                R&B, Inc.
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On August 2, 2006, Dorman Products, Inc. (the "Company") issued a press release announcing its operating results for the second quarter ending July 1, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward looking statements in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward looking statements which speak only as of the date hereof. Factors that cause actual results to differ materially include, but are not limited to, those factors discussed in the Company's Annual Report on Form 10-K under "Item1A - Risk Factors".


Item 2.06  Material Impairments.

On August 1, 2006, management and the Board of Directors of the Company concluded that the goodwill balance existing at its Swedish subsidiary (Scan-Tech)was impaired. Accordingly, the Company will record a non-cash write-down of approximately $3.2 million for goodwill impairment ($2.9 million or $0.16 per share) and the write-off of deferred tax benefits ($0.3 million or $0.02 per share). These charges are related to the loss of two large customers in the first half of 2006. The Company does not anticipate any future cash expenditures relating to this matter.

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Item 5.05  Amendments to the Registrant's Code Of Ethics, or Waiver of a
Provision of the Code of Ethics.

On August 1, 2006, the Company's Board of Directors approved and adopted a revised Code of Ethics for Senior Financial Officers (the "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller and any other person performing similar functions.

     The principal purpose of the revised Code is to provide expressly that conflicts of interest involving Senior Financial Officers are prohibited except when approved by the Audit Committee of the Company's Board of Directors.
The revised Code was effective upon the adoption by the Company's Board.
The Code, as amended, is filed as Exhibit 14.1 to this report. The Code is available on the Company's websit at www.dormanproducts.com, or without charge upon written request directed to General Counsel, Dorman Products, Inc., 3400 East Walnut Street, Colmar, PA, 18915.

Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     14.1               Code of Ethics for Senior Financial Officers.
     99.1               Press Release Dated August 1, 2006


                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, R&B, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.


Dated: August 3, 2006                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer


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                           EXHIBIT INDEX


 Exhibit Number       Description

  14.1                Code of Ehtics for Senior Financial Officers.
  99.1                Press Release Dated August 1, 2006